Exhibit 99.3

IBM 2Q 2017 Earnings July 18, 2017 ibm.com/investor

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earning presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on July 18, 2017. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/2q17.html Forward Looking Statements and Non-GAAP Information

3 Overview Strong growth in strategic imperatives revenue, reflects organic performance Sequential improvement in gross margin Solid expense management Strong cash flow performance Maintain full-year expectations for earnings per share and free cash flow 2Q17 $19.3B $ 2.97 $10.8B Revenue Operating EPS Free Cash Flow Last 12 Months

4 A Cognitive Solutions & Cloud Platform Company Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Strategic imperatives revenue up 12% over last twelve months leverages IBM’s strong position in traditional IT Cloud revenue of $15B over last twelve months expanding base of leading companies on the IBM Cloud Building enduring platforms for enterprise-grade workloads Continue to reinvent underlying core technologies to support the most contemporary solutions Last $34B 43% 12 months Strategic Imperatives of IBM Revenue Revenue Strategic Imperatives Revenue 2Q17 Yr/Yr Total $8.8 7% Analytics $5.1 6% Cloud $3.9 17% aaS annual run rate $8.8 32% Mobile $1.2 29% Security $0.6 5% Social $0.3 3%

5 Key Financial Metrics Revenue growth rates @CC, $ in billions except for EPS B/(W) Gross margin decline reflects impact from mix and investment levels yr/yr dynamics improved vs. first quarter Expense better yr/yr driven by efficiency while continuing to invest in key areas Tax rate reflects 15% ongoing rate and discrete benefits Strong free cash flow performance Last 12 Cash Highlights 2Q17 Months Free Cash Flow (excl. GF Receivables) $2.6 $10.8 Share Repurchase (Gross) $1.4 $4.5 Dividends $1.4 $5.4 Cash Balance @ June 30 $12.3 P&L Highlights 2Q17 Yr/Yr Revenue $19.3 (3%) Expense - Operating $6.0 6% PTI - Operating $3.1 (12%) NI - Operating $2.8 (2%) EPS - Operating $2.97 1% P&L Ratios (Operating) GP Margin 47.2% (1.8 pts) Expense E/R 31.3% 0.4 pts PTI Margin 15.9% (1.4 pts) Tax Rate 9.2% 9.8 pts NI Margin 14.5% 0.5 pts

6 Cognitive Solutions Segment Annuity content continues to grow, driven by SaaS Solutions Software includes growth in analytics Gross margin reflects investments and mix; sequential improvement in yr/yr performance Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 2Q17 Yr/Yr Strategic Imperatives $3.0 1% Cloud $0.6 24% as-a-Service annual run rate $1.9 Segment Results 2Q17 Yr/Yr Revenue (External) $4.6 (1%) Gross Margin (External) 79.0% (3.1 pts) PTI $1.6 11% PTI Margin 31.0% 3.4 pts Segment Revenue Elements Transaction Processing Software (4%) Yr/Yr Solutions Software Flat Yr/Yr

7 Global Business Services Segment Second consecutive quarter of signings growth with strength in digital offerings Improved Consulting revenue trajectory as backlog stabilizes Decline in enterprise apps, shifting resources away from traditional areas Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 2Q17 Yr/Yr Strategic Imperatives $2.5 11% Cloud $1.0 39% as-a-Service annual run rate $1.1 Segment Results 2Q17 Yr/Yr Revenue (External) $4.1 (2%) Gross Margin (External) 24.9% (1.4 pts) PTI $0.3 (32%) PTI Margin 7.7% (3.2 pts) Segment Revenue Elements Application Management (1%) Yr/Yr Global P rocess Services (7%) Yr/Yr Consulting (1%) Yr/Yr

8 Technology Services and Cloud Platforms Segment Infrastructure Services deceleration driven by acquisition wrap and shift away from lower value work Strong growth in cloud, analytics, mobile and security Gross margin reflects investment in cloud platforms; sequential improvement driven by service delivery Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 2Q17 Yr/Yr Strategic Imperatives $2.5 22% Cloud $1.7 21% as-a-Service annual run rate $5.8 Segment Results 2Q17 Yr/Yr Revenue (External) $8.4 (4%) Gross Margin (External) 40.6% (1.0 pts) PTI $1.0 (21%) PTI Margin 11.8% (2.4 pts) Segment Revenue Elements Integration Software (1%) Yr/Yr Infrastructure Services (5%) Yr/Yr Technical Support Services (1%) Yr/Yr

9 Systems Segment z Systems performance in quarter reflects cycle; new product introduction in 3Q Storage grew for second consecutive quarter, led by flash Gross margin expanded in z Systems and Storage; overall margin decline reflects mix Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Systems 2Q17 Yr/Yr Strategic Imperatives $0.8 (15%) Cloud $0.6 (17%) Segment Results 2Q17 Yr/Yr Revenue (External) $1.7 (10%) Gross Margin (External) 52.7% (3.9 pts) PTI $0.1 (68%) PTI Margin 3.9% (6.7 pts) Segment Revenue Elements Systems Hardware (10%) Yr/Yr Operating Systems Software (8%) Yr/Yr

10 Cash Flow and Balance Sheet Highlights Strong collections performance contributed to free cash flow growth Free Cash Flow realization 94% over last 12 months Positioned to support business over the longer term Global Financing leverage reflects client and commercial financing entity established 1Q17 $ in billions *Excludes Global Financing receivables Balance Sheet Jun 17 Dec 16 Jun 16 Cash & Marketable Securities $12.3 $8.5 $10.6 Total Debt $45.7 $42.2 $44.5 Global Financing Debt $29.0 $27.9 $26.5 Global Financing Leverage 9.0 7.3 7.3 Non-GF Debt $16.6 $14.3 $18.0 Non-GF Debt/Capital 52% 50% 59% Last 12 Cash Flow 2Q17 Yr/Yr Months Net Cash from Operations* $3.3 $0.1 $14.1 Free Cash Flow* $2.6 $0.3 $10.8 Selected Uses of Cash Net Capital Expenditures $0.7 $3.3 Acquisitions $0.1 $0.4 Dividends/Share Repurchase $2.8 $9.8

11 Summary Strong performance in strategic imperatives, leveraging IBM’s position in traditional IT Sequential improvement in gross margin Continuing to invest while driving efficiency in spend base Maintain full-year 2017 expectations Operating EPS of at least $13.80 Free cash flow flat yr/yr

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13 Supplemental Materials Currency – Impact on Revenue Growth Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Global Financing Portfolio Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

14 Currency – Impact on Revenue Growth Supplemental Materials 7/17/17 Quarterly Averages per US $ 1Q17 Yr/Yr 2Q17 Yr/Yr Spot 3Q17 4Q17 FY17 Euro 0.94 (3%) 0.91 (3%) 0.87 3% 6% 1% Pound 0.81 (15%) 0.78 (12%) 0.77 (1%) 5% (5%) Yen 114 1% 111 (3%) 113 (10%) (3%) (4%) IBM Revenue Impact, Future @ 7/17/17 Spot (0.7 pts) (1.4 pts) (0-1 pts) 2 pts 0 pts with FX movements @ 1Std Deviation +/-2 pts +/-3 pts +/-1 pts IBM Revenue Impact @ 5 Yr Historical Average FX movements (1 pts) (0-1 pts) (1 pts) US$B Yr/Yr Revenue As Reported $19.3 (4.7%) Currency Impact ($0.3) (1.4 pts) Revenue @ CC $19.6 (3.3%)

15 Geographic Revenue Americas reflects decline in US (-5%), growth in Latin America and Canada E/ME/A weakness; declines in Germany and UK Asia Pacific improved sequentially, with growth in Japan (+1%) and India Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 2Q17 Yr/Yr Americas $9.2 (3%) Europe/ME/Africa $5.8 (5%) Asia Pacific $4.3 (1%)

16 Segment Revenue & Gross Profit Revenue growth rates @CC, $ in billions *Total Software = Cognitive Solutions + Integration Software + Operating Systems Software **Global Technology Services = Infrastructure Services + Technical Support Services Supplemental Materials 2Q17 2Q17 Segment Revenue & Gross Profit Metrics Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions* $4.6 (1%) 79.0% (3.1) pts Solutions Software $3.2 Flat Transaction Processing Software $1.4 (4%) Global Business Services $4.1 (2%) 24.9% (1.4) pts Consulting $1.8 (1%) Global Process Services $0.3 (7%) Application Management $2.0 (1%) Technology Services & Cloud Platforms $8.4 (4%) 40.6% (1.0) pts Global Technology Services** $7.3 (4%) 34.5% (0.9) pts Infrastructure Services $5.5 (5%) Technical Support Services $1.8 (1%) Integration Software* $1.1 (1%) 82.1% (3.2) pts Systems $1.7 (10%) 52.7% (3.9) pts Systems Hardware $1.3 (10%) 41.8% (4.3) pts Operating Systems Software* $0.4 (8%) 87.1% (3.0) pts Global Financing $0.4 (2%) 30.8% (7.9) pts

17 Additional Revenue & Backlog Information Growth rates @CC, $ in billions, Actual backlog calculated using June 30 currency spot rates Supplemental Materials 2Q17 Yr/Yr Signings $10.9 (14%) Services Backlog $118 (4%) Currency Impact Year to Year ($1) Currency Impact Quarter to Quarter $2 2Q17 Yr/Yr Systems Hardware Revenue $1.3 (10%) z Systems (33%) Power (3%) Storage 8%

18 Expense Summary Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions B/(W) Expense Metrics 2Q17 Yr/Yr Currency Acq.* Base** SG&A – Operating $4.9 4% 2 pts (1 pts) 4 pts RD&E – Operating $1.4 2% 1 pts 0 pts 1 pts IP and Custom Development Income ($0.4) Flat Other (Income)/Expense ($0.1) NM Interest Expense $0.1 12% Operating Expense & Other Income $6.0 6% 3 pts (1 pts) 4 pts

19 Global Financing Portfolio 2Q17 – $25.4B Net External Receivables Global Financing Metrics 2Q17 1Q17 2Q16 Identified Loss Rate 1.1% 1.4% 2.1% Anticipated Loss Rate 0.4% 0.4% 0.5% Reserve Coverage 1.5% 1.8% 2.6% Client Days Delinquent Outstanding 4.9 4.8 3.5 Commercial A/R > 30 days $31M $20M $25M Supplemental Materials Investment Grade 53% Non-Investment Grade 47%

20 Balance Sheet Summary *includes eliminations of inter-company activity **Global Financing leverage reflects client and commercial financing entity established in 1Q17 Supplemental Materials $ in billions Jun 17 Dec 16 Jun 16 Cash & Marketable Securities $12.3 $8.5 $10.6 Non-GF Assets* $74.1 $74.4 $75.3 Global Financing Assets $34.1 $34.6 $32.2 Total Assets $120.5 $117.5 $118.1 Other Liabilities $56.3 $56.9 $57.6 Non-GF Debt* $16.6 $14.3 $18.0 Global Financing Debt $29.0 $27.9 $26.5 Total Debt $45.7 $42.2 $44.5 Total Liabilities $102.0 $99.1 $102.2 Equity $18.5 $18.4 $15.9 Non-GF Debt / Capital 52% 50% 59% Global Financing Leverage** 9.0 7.3 7.3

21 Cash Flow Summary Supplemental Materials $ in billions *Reclassified to reflect adoption of the FASB guidance on stock-based compensation **Revised classification of certain financing receivables for 2Q16 (QTD/YTD) decreasing Net Cash from Operations offset by Global Financing Receivables. No impact to Net Change in Cash from Operations (excluding GF Receivables) or Free Cash Flow. QTD B/(W) YTD B/(W) 2Q17 Yr/Yr 2Q17 Yr/Yr Net Cash from Operations *,** $3.5 $0.0 $7.4 ($1.6) Less: Global Financing Receivables ** $0.2 ($0.1) $2.2 ($0.3) Net Cash from Operations (excluding GF Receivables) * $3.3 $0.1 $5.2 ($1.3) Net Capital Expenditures ($0.7) $0.2 ($1.6) $0.4 Free Cash Flow (excluding GF Receivables) * $2.6 $0.3 $3.6 ($0.9) Acquisitions ($0.1) $2.8 ($0.2) $5.2 Divestitures $0.0 $0.0 $0.0 ($0.0) Dividends ($1.4) ($0.1) ($2.7) ($0.1) Share Repurchases (Gross) ($1.4) ($0.6) ($2.7) ($0.9) Non-GF Debt $2.1 $2.9 $2.4 ($2.7) Other (includes GF A/R & GF Debt) * ($0.2) $0.4 $3.3 $0.8 Change in Cash & Marketable Securities $1.6 $5.9 $3.8 $1.3

Cash Flow (ASC 230)

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	QTD 2Q17	QTD 2Q16	YTD 2Q17	YTD 2Q16
Net Income from Operations	**$2.3**	**$2.5**	**$4.1**	**$4.5**
Depreciation / Amortization of Intangibles	$1.1	$1.1	$2.2	$2.1
Stock-based Compensation	$0.1	$0.1	$0.3	$0.3
Working Capital / Other *	($0.3)	($0.5)	($1.4)	($0.4)
Global Financing A/R **	$0.2	$0.3	$2.2	$2.5
Net Cash provided by Operating Activities *,**	**$3.5**	**$3.5**	**$7.4**	**$9.0**
Capital Expenditures, net of payments & proceeds	($0.7)	($1.0)	($1.6)	($1.9)
Divestitures, net of cash transferred	$0.0	($0.0)	$0.0	$0.0
Acquisitions, net of cash acquired	($0.1)	($2.8)	($0.2)	($5.4)
Marketable Securities / Other Investments, net **	($0.9)	($0.6)	$0.4	$1.0
Net Cash used in Investing Activities**	**($1.7)**	**($4.5)**	**($1.4)**	**($6.3)**
Debt, net of payments & proceeds	$2.3	($1.0)	$2.8	$3.9
Dividends	($1.4)	($1.3)	($2.7)	($2.6)
Common Stock Repurchases	($1.4)	($0.8)	($2.7)	($1.8)
Common Stock Transactions - Other *	($0.1)	($0.0)	($0.0)	$0.0
Net Cash used in Financing Activities *	**($0.6)**	**($3.2)**	**($2.7)**	**($0.4)**
Effect of Exchange Rate changes on Cash	$0.4	($0.1)	$0.5	$0.1
Net Change in Cash & Cash Equivalents	**$1.6**	**($4.3)**	$3.9	$2.3

$ in billions

*Reclassified to reflect adoption of the FASB guidance on stock-based compensation

**Revised classification of certain financing receivables for 2Q16 (QTD/YTD) decreasing Net Cash provided by Operating Activities and Net Cash used in Investing Activities. No impact to Net Change in Cash & Cash Equivalents or Free Cash Flow.

Supplemental Materials

IBM

Reconciliation of Operating Earnings Per Share 23 Non-GAAP Supplemental Materials *Includes acquisitions through June 30, 2017 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 2Q 2017 24 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” and “2Q17 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas (3%) (3%) Europe/ME/Africa (8%) (5%) Asia Pacific (3%) (1%) U.S. (5%) (5%) Japan (2%) 1% Canada (2%) 2% 2Q17 Yr/Yr

Reconciliation of Revenue Growth - 2Q 2017 25 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 5% 7% Analytics 4% 6% Cloud 15% 17% aaS annual run rate 30% 32% Mobile 27% 29% Security 4% 5% Social 1% 3% 2Q17 Yr/Yr

Reconciliation of Revenue Growth - 2Q 2017 26 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions (2%) (1%) Solutions Software (1%) 0% Transaction Processing Software (5%) (4%) Strategic Imperatives 0% 1% Cloud 23% 24% Global Business Services (4%) (2%) Consulting (3%) (1%) Global Process Services (8%) (7%) Application Management (3%) (1%) Strategic Imperatives 8% 11% Cloud 36% 39% Cognitive Solutions & Industry Svcs (3%) (2%) 2Q17 Yr/Yr GAAP @CC Tech Svcs & Cloud Platforms (5%) (4%) Global Technology Services (5%) (4%) Infrastructure Services (7%) (5%) Technical Support Services (2%) (1%) Integration Software (3%) (1%) Strategic Imperatives 20% 22% Cloud 19% 21% Systems (10%) (10%) Systems Hardware (11%) (10%) z Systems (34%) (33%) Power (3%) (3%) Storage 7% 8% Operating Systems Software (9%) (8%) Strategic Imperatives (15%) (15%) Cloud (18%) (17%) Global Financing (2%) (2%) 2Q17 Yr/Yr

Reconciliation of Expense Summary - 2Q 2017 27 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 2 pts 0 pts 2 pts Acquisitions (1 pts) 0 pts (1 pts) Base * 3 pts 1 pts 4 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions 0 pts 0 pts 0 pts Base * (2 pts) 3 pts 1 pts Operating Expense & Other Income Currency 3 pts 0 pts 3 pts Acquisitions (1 pts) 0 pts (1 pts) Base* 2 pts 1 pts 4 pts

Reconciliation of Software Revenue Growth - 2Q 2017 28 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “2Q17 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions Annuity 1% 2% Solutions Software Annuity 3% 4% 2Q17 Yr/Yr

Reconciliation of Debt-to-Capital Ratio 29 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target which increased to 9 to 1 beginning in the first quarter of 2017 from approximately 7 to 1 at Dec 31,2016. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations. Jun 2017 Dec 2016 Jun 2016 Non-Global Financing Debt/Capital 52% 50% 59% IBM Consolidated Debt/Capital 71% 70% 74%

Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 30 12 Months Ended Jun 2017 Net Cash from Operating Activities per GAAP: $15.5 Less: the change in Global Financing (GF) Receivables $1.4 Net Cash from Operating Activities (Excluding GF Receivables) $14.1 Capital Expenditures, Net ($3.3) Free Cash Flow (Excluding GF Receivables) $10.8

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